EXHIBIT 99.1
                                 ------------


                 Computational Materials and/or ABS Term Sheet

ZCWALT057CB - Price/Yield - 1A1


Balance          $318,750,000.00    Delay            24               WAC(1)          5.9602          WAM(1)                   359
Coupon           5                  Dated            2/1/2005         NET(1)          5.6946          WALA(1)                    0
Settle           2/25/2005          First Payment    3/25/2005

Price              0 PPC            50 PPC           75 PPC          100 PPC          125 PPC         150 PPC       175 PPC
                            Yield            Yield            Yield           Yield            Yield         Yield           Yield
           99-26            5.039            5.022            5.012           5.001            4.991         4.980           4.970
           99-30            5.027            4.996            4.977           4.957            4.938         4.918           4.899
          100-02            5.016            4.969            4.942           4.913            4.885         4.857           4.829
          100-06            5.004            4.943            4.907           4.870            4.832         4.795           4.759
          100-10            4.993            4.917            4.872           4.826            4.780         4.734           4.689
          100-14            4.981            4.891            4.838           4.782            4.727         4.673           4.619
          100-18            4.970            4.866            4.803           4.739            4.675         4.612           4.549
          100-22            4.958            4.840            4.769           4.696            4.623         4.551           4.479
          100-26            4.947            4.814            4.734           4.652            4.571         4.490           4.410
          100-30            4.936            4.788            4.700           4.609            4.519         4.429           4.341
          101-02            4.924            4.763            4.666           4.566            4.467         4.369           4.271
          101-06            4.913            4.737            4.631           4.523            4.415         4.308           4.202
          101-10            4.902            4.711            4.597           4.480            4.363         4.248           4.133
          101-14            4.890            4.686            4.563           4.437            4.312         4.188           4.065
          101-18            4.879            4.660            4.529           4.395            4.260         4.127           3.996
          101-22            4.868            4.635            4.495           4.352            4.209         4.068           3.928
          101-26            4.856            4.610            4.461           4.309            4.158         4.008           3.859

             WAL            17.48             5.99             4.23            3.25             2.64          2.23            1.93
        Mod Durn           10.839            4.797            3.594           2.859            2.375         2.033           1.780
Principal Window    Mar05 - Oct32    Mar05 - Dec20    Mar05 - May16   Mar05 - Jul13    Mar05 - Oct11 Mar05 - Jul10   Mar05 - Sep09

        LIBOR_1MO             2.60             2.60             2.60            2.60             2.60          2.60            2.60


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)
no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO
BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

ZCWALT057CB - Price/Yield - 2A1


Balance   $100,000,000.00  Delay            0             Schedule    WAC(2)       5.9659     WAM(2)          359
Coupon    2.95             Dated            2/25/2005      NET(2)     5.6961       WALA(2)          0
Settle    2/25/2005        First Payment    3/25/2005

Price             0 PPC            50 PPC           75 PPC           100 PPC          125 PPC         150 PPC        175 PPC
                    Disc Margin      Disc Margin      Disc Margin      Disc Margin      Disc Margin     Disc Margin    Disc Margin
           99-00             42               54               65               81               90             100            110
           99-04             41               52               61               75               83              92            100
           99-08             40               49               58               69               77              84             91
           99-12             39               47               54               63               70              76             81
           99-16             39               45               50               58               63              67             72
           99-20             38               42               46               52               56              59             63
           99-24             37               40               42               46               49              51             54
           99-28             36               37               39               41               42              43             44
          100-00             35               35               35               35               35              35             35
          100-04             34               33               31               29               28              27             26
          100-08             33               30               28               24               21              19             17
          100-12             32               28               24               18               14              11              7
          100-16             31               26               20               12                8               3             -2
          100-20             31               23               16                7                1              -5            -11
          100-24             30               21               13                1               -6             -13            -20
          100-28             29               19                9               -4              -13             -21            -29
          101-00             28               16                5              -10              -20             -29            -39

             WAL          19.41             6.30             3.76             2.31             1.89            1.60           1.39
        Mod Durn         13.919            5.192            3.306            2.179            1.794           1.529          1.334
Principal Window  Mar05 - Feb35    Mar05 - Feb35    Mar05 - Feb35    Mar05 - Aug10    Mar05 - Apr09   Mar05 - Aug08  Mar05 - Feb08

       LIBOR_1MO           2.60             2.60             2.60             2.60             2.60            2.60           2.60



     This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)
no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO
BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

ZCWALT057CB - Price/Yield - 2A5


Balance    $185,129,800.00    Delay            0           Index            LIBOR_1MO | 2.6    WAC(2)     5.9659  WAM(2)        359
Coupon     3.05               Dated            2/25/2005   Mult / Margin    1.0 / .45          NET(2)     5.6961  WALA(2)         0
Settle     2/25/2005          First Payment    3/25/2005   Cap / Floor      9.00 / .45


Price              PPC             50 PPC          75 PPC          100 PPC         125 PPC         150 PPC         175 PPC
                     Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin
           99-00              52              64              75              91             101             110             120
           99-04              51              62              71              85              94             102             110
           99-08              50              59              68              79              87              94             101
           99-12              50              57              64              74              80              86              92
           99-16              49              55              60              68              73              77              82
           99-20              48              52              56              62              66              69              73
           99-24              47              50              53              56              59              61              64
           99-28              46              47              49              51              52              53              54
          100-00              45              45              45              45              45              45              45
          100-04              44              43              41              39              38              37              36
          100-08              43              40              38              34              31              29              27
          100-12              42              38              34              28              24              21              17
          100-16              41              35              30              22              18              13               8
          100-20              41              33              26              17              11               5              -1
          100-24              40              31              23              11               4              -3             -10
          100-28              39              28              19               6              -3             -11             -19
          101-00              38              26              15               0             -10             -19             -29

             WAL           19.41            6.30            3.76            2.31            1.89            1.60            1.39
        Mod Durn          13.775           5.160           3.293           2.175           1.791           1.527           1.332
Principal Window   Mar05 - Feb35   Mar05 - Feb35   Mar05 - Feb35   Mar05 - Aug10   Mar05 - Apr09   Mar05 - Aug08   Mar05 - Feb08

       LIBOR_1MO            2.60            2.60            2.60            2.60            2.60            2.60            2.60

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)
no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO
BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.